SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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1) Title of each class of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

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Power Income Fund

Power Dividend Index Fund

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 9, 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Power Income Fund and Power Dividend Index Fund (each a “Fund and together the “Funds”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 9, 2016 at 10:00 AM, Eastern time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and W.E. Donoghue & Co., LLC (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Advisory fees and other fund fees and expenses are remaining the same.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 6, 2016 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 9, 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at proxyonline.com/docs/powerincomefund.pdf.

By Order of the Board of Trustees

Kevin Wolf, Treasurer

August 5, 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Power Income Fund

Power Dividend Index Fund

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 9, 2016

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Power Income Fund and Power Dividend Index Fund (each a “Fund” and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 9, 2016 at 10:00 AM, Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about August 10, 2016.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and W.E. Donoghue & Co., LLC (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Advisory fees and other fund fees and expenses are remaining the same.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 6, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-877-7-PWRINC.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND W.E. DONOGHUE & CO, LLC

Background

The primary purpose of this proposal is to enable W.E. Donoghue & Co., LLC (“New WEDCO”) to serve as the investment adviser to the Funds. W.E. Donoghue & Co., Inc. (“WEDCO”), the Funds’ current investment adviser, is currently owned by six individual shareholders: William Donoghue, Jeffrey Thompson, William Dowler, Alexander Meyer, Joseph Conville and James Pritchard. William Donoghue currently has a 38% ownership interest in WEDCO, and he intends to sell that entire interest in a transaction (the “Transaction”) on or about October 1, 2016 for cash compensation. In connection with the Transaction, New WEDCO has been formed to carry on the investment advisory business of WEDCO. Upon the closing of the Transaction, (i) Mr. Donoghue will no longer have a majority ownership interest in WEDCO or be associated with WEDCO and will not have an ownership interest in New WEDCO; (ii) WEDCO Acquisition Co. LLC. a wholly-owned subsidiary of Minella Capital Management LLC will have a 60% ownership interest in New WEDCO; and (iii) the remaining 40% ownership interest in New WEDCO will be shared among existing WEDCO shareholders Mr. Thompson, Mr. Dowler, Mr. Alexander, Mr. Conville and Mr. Pritchard, as well as a new shareholder named Richard Molari. Minella Capital Management LLC, its employees and officers will not be involved in the investment advisory activities of New WEDCO. After the Transaction, Mr. Molari will become a member of New WEDCO’s investment committee and will serve as a portfolio manager for the Funds.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his or her interests to less than 25% is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute an “assignment” of WEDCO for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current investment advisory agreement with WEDCO (the “Current Agreement”).

In order for New WEDCO to serve as the investment adviser to the Funds, the Trustees are requesting that shareholders approve a new investment advisory agreement with New WEDCO (the “New Agreement”). Approval of the New Agreement will not raise the fees paid by a Fund or a Fund’s shareholders. WEDCO has served as investment adviser to (i) Power Income Fund since it commenced operations on September 14, 2010; and (ii) Power Dividend Index Fund since it commenced operations on November 7, 2013. WEDCO believes the Transaction will not result in any interruption or decrease in the quality of services provided by WEDCO or to be provided by New WEDCO. Each Fund is currently managed by William Donoghue, Jeffrey Thompson and William Dowler. After the Transaction, Mr. Thompson and Mr. Dowler will continue to serve each Fund as co-portfolio managers and Mr. Molari will become a portfolio manager for the Funds. Mr. Thompson and Mr. Dowler have co-managed each Fund since each Fund’s inception date. There will be no changes to the Funds’ investment objectives, principal strategies or risks.

The New Agreement will include several additional provisions that will make it more consistent with the Trust’s advisory agreements for its other funds. These additional provisions relate to the following matters: required notification in the event of a change in control of the adviser or if the adviser amends its code of ethics, payment of fees for the Trust’s Chief Compliance Officer, proration of the fees paid if the New Agreement is effective for only a portion of a month, proxy voting obligations, and confidentiality of

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the Trust’s records. None of these additional provisions will have an effect on the management of either Fund. Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement’s additional provisions. Otherwise, the New Agreement will be identical in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Agreement will be the date of the closing of the Transaction.

At a meeting on May 17-18, 2016 (the “Board Meeting”), the Board approved the New Agreement between the Trust, on behalf of each Fund, and New WEDCO, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with New WEDCO. T

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as WEDCO) to an investment company (such as the Funds) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or WEDCO (“Independent Trustees”), originally approved the Current Agreement at meetings on May 19, 2010 and June 19-20, 2013 with respect to Power Income Fund and Power Dividend Index Fund, respectively, and most recently renewed the Current Agreement with respect to both Funds at a meeting on February 24-25, 2016. Under the terms of the Current Agreement and the New Agreement, WEDCO is entitled to receive an annual fee from each Fund equal to 1.00% of the Fund’s average daily net assets. For such compensation, WEDCO, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. WEDCO has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2016, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective

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investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 2.25%, 3.00% and 2.00% for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of (1) the expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If approved by shareholders, New WEDCO will agree to an expense limitation agreement with identical terms.

With respect to each Fund, the New Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.	automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund; and

3.	may be terminated upon 60 days’ notice by New WEDCO given to the Fund.

The New Agreement, like the Current Agreement, provides that New WEDCO shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Additional Provisions of the New Agreement

A summary of the additional provisions of the New Agreement is as follows:

•	The New Agreement provides that the adviser shall provide at least 60 days prior written notice to the Trust of any change in the ownership or management of the adviser, or event or action that could constitute a change of “control” as that term is defined in Section 2(a)(9) of the 1940 Act. The adviser will also be required to provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of a Fund.

•	The New Agreement also states that the expenses related to all charges for services and expenses of the Trust’s Chief Compliance Officer shall be allocated to the applicable Fund, and not the adviser. This provision clarifies the existing obligations of the Funds with respect to expenses related to all charges for services and expenses of the Trust’s Chief Compliance Officer and does not increase Fund expenses.

•	The New Agreement requires that the adviser will vote the proxies with respect to the securities in which a Fund is invested in accordance with its proxy voting policy. The adviser is also obligated to provide its proxy voting policy and any amendments to such policy to the Trust.

•	The New Agreement provides that the adviser has adopted a written code of ethics that complies with Rule 17j-1 under the 1940 Act and further requires that the adviser provide
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the Trust with a copy of its code of ethics and evidence that it has been adopted. Additionally, the adviser must provide a written report to the Board within 45 days of the last calendar quarter that details any material violations of the code, sanctions imposed, and that certifies that the adviser has adopted procedures reasonably necessary to prevent code violations.

•	The New Agreement provides that the adviser is required to treat information about a Fund including its holdings as confidential and that the adviser is only allowed to disclose such information subject to approval by the Board or if the adviser is compelled to disclose such information by law.

Subject to shareholder approval, the Trust will enter into the New Agreement with New WEDCO. If the New Agreement with New WEDCO is not approved by shareholders, the Board and WEDCO will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning WEDCO

WEDCO is a Massachusetts corporation located at 629 Washington Street, Norwood, Massachusetts 02062. The names, addresses, and principal occupations of the directors, principal executive officers and controlling shareholders of WEDCO as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
William E. Donoghue	Principal Owner, CEO, Director
Jeffrey R. Thompson	President
Gerard M. Casey	Vice President, Operations
William B. Dowler	Vice President, Treasurer and Chief Compliance Officer
Alexander Meyer	Managing Director

*The address of each director, principal executive officer and controlling shareholder listed is c/o W.E. Donoghue & Co., Inc., 629 Washington Street, Norwood, Massachusetts, 02062.

During the fiscal year ended June 30, 2015, under the Current Agreement, Power Income Fund incurred investment advisory fees of $3,024,719 and Power Dividend Index Fund incurred investment advisory fees of $2,651,761.

WEDCO also serves as investment adviser to Power Income VIT Fund (“PVIT”), a series of Northern Lights Variable Trust. Additional information about PVIT is provided in the table below:

Fund	Assets as of May 1, 2016	Rate of Annual Advisory Fee	Annual Expense Limitation
PVIT	$ 12,592,639.75	1.00%	2.00% for Class 1 shares 2.50% for Class 2 shares

The Board of Trustees of Northern Lights Variable Trust is also seeking approval of a new advisory agreement with New WEDCO with respect to PVIT.

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Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that WEDCO was founded in 1986 with current assets under management of approximately $1.6 billion, and specializes in the management of tactical investment strategies for individuals, corporations, institutions, trusts, employee benefit plans and retirement plans. They reviewed the background information of key investment personnel who are responsible for servicing the Funds, taking into consideration the investment team’s experience and longevity in the financial services industry. They discussed WEDCO’s investment process noting that it consists of performing research and analysis of technical indicators and applying them to each Fund’s respective strategy to determine when to be invested or when to mitigate risk shifting within the portfolios to cash, cash equivalents, or use hedging strategies. The Trustees considered that although not all strategy risks can be eliminated, WEDCO has demonstrated that it has strong risk management experience from its years in managing these strategies, and has demonstrated an ongoing commitment to utilizing hedging techniques for risk mitigation and capital preservation. With respect to broker-dealer selection, the Trustees considered that WEDCO reviews qualitative factors and competitive pricing structure, and performs periodic best execution reviews of its own internal selection process as well as that of any third-parties engaged to select brokers for ETF execution. They noted WEDCO reported no material compliance or litigation issues since the last advisory agreement renewals. The Board noted that WEDCO has an experienced investment team with a long, stable history of operations and the WEDCO transaction is not expected to change the portfolio management team except for the departure of Mr. Donoghue. The Trustees considered that WEDCO exhibits solid compliance and a culture of risk management with a focus on capital preservation. The Board concluded that following the change in control WEDCO should continue to provide quality service to the Funds and their respective shareholders.

Performance. Power Dividend. The Trustees noted that during the Fund’s relatively short period of operations since inception, the Fund’s returns relative to its benchmark provide a good view of the pros and cons of this strategy. They considered that when the Fund is fully invested in the 50 dividend stocks, returns are similar to the Morningstar Large Value category and the S&P 500. They further considered that when the Fund’s risk overlay is implemented, depending on timing, the Fund may lag during quick market rebounds or may outperform during sustained market downturns. The Trustees noted that over the two year period ended March 31, 2016, the Fund lagged the index but outperformed the Morningstar category, and when considering the rolling 12 months ended February 3, 2016, the Fund performed well compared to its benchmarks as the Fund was in cash during the market sell-off in January 2016. The Trustees agreed that WEDCO was implementing the Fund’s strategy as designed and should be retained to continue the strategy over a longer time frame.

Power Income. The Trustees considered that the Fund has shown strong performance over the last three years and noted major improvement in the strategy’s 5 year returns. They noted that the Fund has moved from the 94% among its Morningstar peers to the top 3% over the last one month period. Relative to the Morningstar High Yield category, they noted the strategy exhibits only half of the standard deviation

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while outperforming by 96 bps over the three year period ended January 31, 2016 which results in a Sharpe ratio of 47 bps as compared to 13 bps for the Morningstar category. The Trustees considered that in implementing the strategy, WEDCO has shown an ability to reduce downside exposure during a downward trending high yield market, while generating alpha. The Trustees concluded that WEDCO should be retained for the benefit of shareholders.

Fees and Expenses. Power Dividend. The Trustees noted WEDCO charges an advisory fee which is higher than the peer group average and the Morningstar Large Value category average. They noted that the advisory fee is within the range of fees charged by Morningstar category peers and tied for the highest among its peers. They noted that the Fund’s net expense ratio is lower than the peer group average and well within the range for the Morningstar category.

Power Income. The Trustees noted WEDCO charges an advisory fee which is higher than the peer group average and the Morningstar High Yield Bond category average. They noted that the advisory fee is within the range of fees charged by Morningstar category funds. They considered that, relative to the size of the Fund, the peer funds are quite large and, therefore, may be realizing economies in their respective fee structures not currently available to the Fund. The Trustees also considered that the peer group, while well formed, consists of funds that are in some material respects dissimilar to that of the Fund which may drive the relatively higher advisory fee.

After further discussion, the Trustees concluded that, given the services provided by WEDCO as discussed at the Meeting including innovative, proprietary processes used to analyze markets, including the ability to go 100% to cash, the Funds’ advisory fees are not unreasonable.

Economies of Scale. The Trustees considered whether WEDCO had realized economies of scale in the management of the Funds. The Trustees acknowledged that WEDCO has also indicated a willingness to consider breakpoints as a Fund’s assets realize significant growth. After discussion, it was the consensus of the Trustees that based on the current asset sizes, although economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as a Fund size materially increases.

Profitability. The Trustees reviewed the profitability analyses for each Fund provided by WEDCO, and considered whether the profits realized represented a fair entrepreneurial profit with respect to the services provided to the Funds. The Trustees agreed that the profits, as a percentage of fees paid, were reasonable in each case. The Trustees concluded that the level of profit on a per Fund basis was not excessive.

Conclusion. Having requested and received such information from WEDCO as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of each of the Funds and each Fund’s shareholders.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain WEDCO as investment advisor. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

Fund	Shares Issued and Outstanding
Power Income Fund	20,015,200.58
Power Dividend Index Fund	42,754,439.59

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal I.  Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of either Fund on the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Name & Address	Shares	Percentage of Share Class
Power Income Fund
Class A Shares

Ameritrade	786,176	26.30%
PO BOX 2226
OMAHA, NE 68103-2226

Sammons Financial Network LLC	360,052	12.05%
4546 Corporate Drive Suite 100
West Des Moines, IA 50266

Charles Schwab & CO
101 Montgomery St.
San Francisco, CA 94104-4122

Class C Shares

DST	45,880	13.86%
Ombinus Customer Account
920 2nd Ave. South
Suite 1500
Minneapolis, MN 55402

Cecilia Griffin
P.O. Box 454	19,624	5.93%
Columbia, CT 06237

Class I Shares

Ameritrade	7,504,611	44.95%
PO Box 2226
Omaha, NE 68103-2226

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MG Trust Company as Agent for County Bank FBO	1,141,830	6.84%
GWN
717 17th Street
Suite 1300
Denver, CO 80202

Power Dividend Index Fund

Name & Address	Shares	Percentage of Share Class
Class A Shares

Ameritrade	5,717,989	38.29%
P.O Box 2226
Omaha, NE 68103-2226

Charles Schwab & CO	1,530,810	10.25%
101 Montgomery St.
San Francisco, CA 94104-4122

Class C Shares

DST	144,991	5.18%
Omnibus Customer Account
920 2nd Ave. South
Suite 1500
Minneapolis, MN 55402

Class I Shares
Ameritrade	6,959,512	27.82%
P.O. Box 2226
Omaha, NE 68103-2226

Charles Schwab & Co.	4,907,558	19.62%
101 Montgomery St
San Francisco, CA 94104-4122

Trust Company Of AME	2,885,239	11.53%
PO Box 6503
Englewood, CO 80155-6503

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.

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SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, Treasurer, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by WEDCO. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and WEDCO will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and WEDCO may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 9, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at proxyonline.com/docs/powerincomefund.pdf.

11

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, Treasurer

Dated: August 5, 2016

If you have any questions before you vote, please call our proxy information line at 1-800-249-7120. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

12

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

W.E. DONOGHUE & CO., LLC

AGREEMENT (the "Agreement"), made as of [ ], 2016 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and W.E. Donoghue & Co., LLC, a Delaware limited liability company (a “Adviser” or “W.E. Donoghue”) located at 629 Washington Street, Norwood, Massachusetts 02062.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section, .

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Andrew Rogers

Title: President

W.E. DONOGHUE & CO., LLC

By: ____________________________

Name:

Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Power Dividend Index Fund	1.00%
Power Income Fund	1.00%